EXHIBIT 99.(b)

FLORIDA PROGRESS CORPORATION

INVESTOR INFORMATION
Analysts' Contacts:
Mark A. Myers, Manager, Investor Relations  (813)866-4245
John A. Serba, Senior Investor Communications Analyst  (813)866-4247


                                                            April 20, 1995


Florida Progress Corporation reports higher first-quarter earnings

Florida Progress Corporation, parent of St. Petersburg-based Florida Power Corporation, today reported first-quarter earnings of $46.6 million, or 49 cents per share, compared with $36.5 million, or 41 cents a share, earned a year ago. Revenues for the quarter totaled $703.2 million, compared with $639.2 million for the same three-month period in 1994. Prior-year amounts have been restated to include the 1994 activity for FM Industries, Inc. to reflect the pooling of interests accounting.

Significant items influencing the increase in first-quarter operating results:

      o Higher energy sales at Florida Power in 1995 due to customer growth and a stronger economy.
      o Recognition of early retirement costs at Florida Power in 1994.
      o Impact of cost-cutting measures implemented by the utility.
      o Stronger results this year from Electric Fuels Corporation, Florida Progress' coal-mining and transportation subsidiary.

Florida Power, the largest subsidiary of Florida Progress, earned $40.8 million, or 43 cents per share, on revenues of $515.9 million in this year's first quarter, compared with earnings of $31.8 million, or 36 cents a share, on revenues of $483.5 million for the same three-month period a year ago.

Retail kilowatt-hour sales at Florida Power increased by 4.1 percent in the first quarter of 1995, compared with the prior-year quarter. Customer growth of about 2 percent and the stronger economy contributed to the higher energy sales.

Utility earnings improved this year because, a year ago, Florida Power reduced earnings by $7.9 million for costs associated with a voluntary early retirement program. In addition, the impact of companywide cost-reduction efforts has helped to offset higher expenses for insurance, nuclear decommissioning and depreciation during the quarter.

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Florida Progress Corporation
Investor Information - Florida Progress reports higher first-quarter 1995 earnings



In January 1995, Florida Power began a three-year test of revenue decoupling for its residential customers, in effect separating, or "decoupling," revenues from energy sales. Abnormal weather-related sales fluctuations will not affect earnings from residential sales because decoupling is designed to reconcile, or "true up," the revenues to an authorized target level. Revenue decoupling did not have a material impact on the company's first-quarter earnings.

Diversified earnings were $5.8 million, or 6 cents per share, for the first quarter of 1995, compared with the $4.7 million, or 5 cents a share, earned last year. Electric Fuels' earnings were up over the same three-month period in 1994, largely because of improved results at its inland marine division due to increased demand and higher rates for transporting barge freight. In addition, earnings from Electric Fuels' coal-mining operations improved this year because, a year ago, severe winter weather negatively impacted operating results.

Florida Progress (NYSE: FPC) is a diversified utility holding company with assets of $5.7 billion. Its principal subsidiary is Florida Power, the state's second-largest electric utility with more than 1.2 million customers. Diversified operations include coal mining and transportation, life insurance, real estate and lending and leasing.


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FLORIDA PROGRESS CORPORATION
CONSOLIDATED STATEMENTS OF INCOME                                       Page 3
(In millions, except per share amounts)
                                       Three Months Ended   Twelve Months Ended
                                            March 31,            March 31,
                                       ------------------   ------------------
(UNAUDITED)                              1995      1994       1995      1994
                                       --------  --------   --------  --------
REVENUES:
  Electric utility                       $515.9    $483.5   $2,112.9  $2,034.1
  Diversified                             187.3     155.7      722.6     560.8
                                       --------- ---------  --------- ---------
                                          703.2     639.2    2,835.5   2,594.9
EXPENSES:                              --------- ---------  --------- ---------
  Electric utility:
    Fuel used in generation                78.6      90.7      419.8     445.1
    Purchased power                       103.3      56.3      341.6     236.0
    Deferred fuel                           7.4      15.2       (9.3)     18.0
    Other operation                        87.4     108.1      368.1     401.7
                                       --------- ---------  --------- ---------
    Operation                             276.7     270.3    1,120.2   1,100.8
    Maintenance                            33.0      30.2      125.7     133.9
    Depreciation                           70.7      64.5      267.7     247.1
    Taxes other than income taxes          42.9      40.2      165.5     157.2
                                       --------- ---------  --------- ---------
                                          423.3     405.2    1,679.1   1,639.0
                                       --------- ---------  --------- ---------
  Diversified:
    Cost of sales                         152.9     129.3      594.8     452.8
    Other                                  16.7      13.4       66.6      54.0
                                       --------- ---------  --------- ---------
                                          169.6     142.7      661.4     506.8
                                       --------- ---------  --------- ---------
INCOME FROM OPERATIONS                    110.3      91.3      495.0     449.1
                                       --------- ---------  --------- ---------
INTEREST EXPENSE AND OTHER:
  Interest expense                         36.6      36.2      145.2     142.3
  Allowance for funds used during
    construction                           (2.2)     (2.6)     (10.5)    (13.5)
  Preferred dividend requirements of
    Florida Power                           2.5       2.5       10.1      12.0
  Other expense (income), net               0.8       0.6       10.5      (1.9)
                                       --------- ---------  --------- ---------
                                           37.7      36.7      155.3     138.9
                                       --------- ---------  --------- ---------
INCOME BEFORE INCOME TAXES                 72.6      54.6      339.7     310.2
  Income Taxes                             26.0      18.1      117.6     111.5
                                       --------- ---------  --------- ---------
NET INCOME                                $46.6     $36.5     $222.1    $198.7
                                       ========= =========  ========= =========
AVERAGE SHARES OF COMMON STOCK
  OUTSTANDING                              95.3      90.1       94.3      88.9
                                       ========= =========  ========= =========

EARNINGS PER AVERAGE COMMON SHARE         $0.49     $0.41      $2.35     $2.23
                                       ========= =========  ========= =========

Regarding these financial statements:
Prior year amounts have been restated to include the 1994 activity for FM Industries to reflect the pooling of interests accounting. These are interim statements. Reference should be made to Florida Progress Corporation's 1994 Annual Report to shareholders. Neither this report nor any statement contained herein is furnished in connection with the offering of securities or for the purpose of promoting or influencing the sale or purchase of securities.

FLORIDA PROGRESS CORPORATION
CONSOLIDATED BALANCE SHEETS                                           Page 4
(In millions)

                                                               March 31,
                                                       ------------------------
(UNAUDITED)                                               1995         1994
                                                       -----------  -----------
ASSETS
PROPERTY, PLANT AND EQUIPMENT:
  Electric utility plant in service and held              $5,690.7     $5,411.1
    for future use
  Less - Accumulated depreciation                          2,042.4      1,898.6
         Accumulated decommissioning for nuclear plant       141.3        120.6
         Accumulated dismantlement for fossil plants          91.9         74.5
                                                         ----------  ----------
                                                           3,415.1      3,317.4
  Construction work in progress                              190.7        249.6
  Nuclear fuel, net of amortization of $329.3
    in 1995 and $307.7 in 1994                                45.6         59.6
                                                         ----------  ----------
        Net electric utility plant                         3,651.4      3,626.6
  Other property, net of depreciation of $169.9
    in 1995 and $149.9 in 1994                               425.6        393.8
                                                         ----------  ----------
                                                           4,077.0      4,020.4
                                                         ----------  ----------
CURRENT ASSETS:
  Cash and equivalents                                        21.9         14.8
  Accounts receivable, net                                   250.5        228.0
  Current portion of leases and loans receivable              15.2         34.1
  Inventories, primarily at average cost:
    Fuel                                                      82.1         78.7
    Utility materials and supplies                           108.9        115.7
    Diversified materials                                     68.7         52.9
  Other                                                       45.9         42.5
                                                         ----------  ----------
                                                             593.2        566.7
                                                         ----------  ----------
OTHER ASSETS:
  Investments:
    Leases and loans receivable, net                         426.8        475.6
    Marketable securities                                    149.7        140.8
    Nuclear plant decommissioning fund                       131.7        114.0
    Joint ventures and partnerships                           74.8         87.0
  Deferred insurance policy acquisition costs                 97.2         85.1
  Other                                                      156.5        152.4
                                                         ----------  ----------
                                                           1,036.7      1,054.9
                                                         ----------  ----------
                                                          $5,706.9     $5,642.0
                                                         ==========  ==========

CAPITAL AND LIABILITIES
CAPITAL:
  Common stock equity                                     $1,995.9     $1,831.8
  Cumulative preferred stock of Florida Power                143.5        148.5
  Long-term debt                                           1,842.2      1,894.4
                                                         ----------  ----------
                                                           3,981.6      3,874.7
                                                         ----------  ----------
CURRENT LIABILITIES:
  Accounts payable                                           146.0        113.4
  Customers' deposits                                         77.3         72.8
  Income taxes payable                                        44.5         43.6
  Accrued other taxes                                         30.0         26.8
  Accrued interest                                            46.8         45.4
  Overrecovery of fuel costs                                   2.9          0.8
  Other                                                       62.1         68.1
                                                         ----------  ----------
                                                             409.6        370.9
  Notes payable                                                -           90.7
  Current portion of long-term debt                           46.8         67.6
                                                         ----------  ----------
                                                             456.4        529.2
                                                         ----------  ----------
DEFERRED CREDITS AND OTHER LIABILITIES:
  Deferred income taxes                                      741.1        745.7
  Unamortized investment tax credits                         107.9        117.2
  Insurance policy benefit reserves                          233.3        196.3
  Other postretirement benefit costs                          72.1         53.0
  Other                                                      114.5        125.9
                                                         ----------  ----------
                                                           1,268.9      1,238.1
                                                         ----------  ----------
                                                          $5,706.9     $5,642.0
                                                         ==========  ==========


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
FLORIDA  PROGRESS  CORPORATION
CONSOLIDATED STATEMENTS OF CASH FLOWS                                              Page 5
(In millions)
                                                   Three Months Ended   Twelve Months Ended
                                                        March 31,            March 31,
                                                   ------------------   ------------------
(UNAUDITED)                                          1995      1994       1995      1994
                                                   --------  --------   --------  --------

OPERATING ACTIVITIES:
  Net Income                                          $46.6     $36.5     $222.1    $198.7
  Adjustments for noncash items:
    Depreciation and amortization                      86.7      81.5      326.9     310.2
    Deferred income taxes and
     investment tax credits, net                      (13.0)    (17.8)     (27.5)    (69.5)
    Increase in accrued other postretirement
     benefit costs                                      4.3       5.4       19.3      24.8
    Net change in deferred insurance policy
     acquisition costs                                 (5.3)     (3.6)     (12.1)    (13.5)
    Net change in insurance policy
     benefit reserves                                  10.8       9.8       37.0      30.1
    Changes in working capital, net of effects
     from acquisition or sale of businesses:
        Accounts receivable                            11.7      17.8      (23.5)    (28.3)
        Inventories                                    (7.3)    (10.2)      (7.2)    (18.1)
        Overrecovery of fuel costs                      4.7       7.9        2.1      20.8
        Accounts payable                               (1.2)    (38.1)      32.7      (6.7)
        Income taxes payable                           32.3       1.1        1.6      21.0
        Accrued other taxes                            15.0      15.9        2.9       2.6
        Other                                          (8.3)      2.2        3.8      16.6
    Other operating activities                          8.9      22.5        9.4      29.1
                                                   --------  --------   --------  --------
                                                      185.9     130.9      587.5     517.8
                                                   --------  --------   --------  --------
INVESTING ACTIVITIES:
  Property additions (including allowance for
    borrowed funds used during construction)          (72.7)    (62.6)    (378.2)   (439.3)
  Proceeds from sale of properties and businesses       3.6       4.4       15.5      35.4
  Purchase of leases, loans and securities            (11.0)    (37.7)     (47.4)   (146.0)
  Proceeds from sale or collection of
    leases, loans and securities                       23.6      31.7       94.1     157.8
  Acquisition of businesses                              -         -       (17.1)    (80.5)
  Distributions from (investments in) joint
    ventures and partnerships, net                     (0.8)     (0.2)      (1.9)      1.8
  Other investing activities                           (2.7)     (2.9)     (10.6)    (13.5)
                                                   --------  --------   --------  --------
                                                      (60.0)    (67.3)    (345.6)   (484.3)
                                                   --------  --------   --------  --------
FINANCING ACTIVITIES:
  Issuance of long-term debt                             -       99.3        4.4     336.6
  Repayment of long-term debt                         (10.0)    (14.7)     (82.0)   (307.5)
  Increase (decrease) in commercial paper with
    long-term support                                 (14.4)    (71.7)      (3.9)     39.3
  Redemption of preferred stock                          -         -        (5.0)    (35.3)
  Sale of common stock                                  9.4      13.2      134.2      57.2
  Dividends paid on common stock                      (48.1)    (44.3)    (189.7)   (174.1)
  Increase (decrease) in short-term debt              (55.3)    (39.0)     (91.9)     61.0
  Other financing activities                             -       (0.7)      (0.9)     (2.4)
                                                   --------  --------   --------  --------
                                                     (118.4)    (57.9)    (234.8)    (25.2)
                                                   --------  --------   --------  --------
NET INCREASE IN CASH AND EQUIVALENTS                    7.5       5.7        7.1       8.3
   Beginning cash and equivalents                      14.4       9.1       14.8       6.5
                                                   --------  --------   --------  --------
ENDING CASH AND EQUIVALENTS                           $21.9     $14.8      $21.9     $14.8
                                                   ========= =========  ========= =========


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Florida Progress Corporation
Selected Financial Information (Unaudited)                                                                          Page 6

                                                                 Three Months Ended  Percent   Twelve Months Ended Percent
                                                                      March 31,      Positive       March 31,      Positive
                                                                   1995      1994   (Negative)   1995      1994   (Negative)
                                                                 --------- --------- --------- --------- --------- ---------
Earnings Per Share:
 Florida Power Corporation                                          $0.43     $0.36      19.4     $2.12     $2.04       3.9
                                                                 --------- ---------           --------- ---------
 Electric Fuels Corporation                                          0.06      0.04      50.0      0.27      0.19      42.1
 Mid-Continent Life Insurance Co.                                    0.02      0.03     (33.3)     0.08      0.10     (20.0)
 Progress Credit Corporation:
   Lending and Leasing                                               0.01      0.01        -       0.01      0.02     (50.0)
   Real estate                                                      (0.02)    (0.02)       -      (0.07)    (0.08)     12.5
 Corporate and other                                                (0.01)    (0.01)       -      (0.06)    (0.04)    (50.0)
                                                                 --------- ---------           --------- ---------
 Diversified                                                         0.06      0.05      20.0      0.23      0.19      21.1
                                                                 --------- ---------           --------- ---------
 Consolidated                                                       $0.49     $0.41      19.5     $2.35     $2.23       5.4
                                                                 ========= =========           ========= =========

Avg. shares outstanding (millions)                                   95.3      90.1       5.8     94.3      88.9        6.1

Dividends per share                                                $0.505    $0.495       2.0     $2.00     $1.96       2.0

Book value per share:
  Florida Power Corporation                                                                      $17.55    $16.81       4.4
  Consolidated                                                                                   $20.89    $20.26       3.1

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
                                        March 31,                                                March 31,1995       March 31,1994
                                     1995      1994                                             Amount   Percent    Amount  Percent
                                   --------- ---------                                     ----------------------------------------
Equity investments (percent):                                   Capitalization (in millions):
 Florida Power Corporation               84        84               Common stock               $1,995.9      49.5  $1,831.8  45.4
 Electric Fuels Corporation               9         8               Preferred stock               143.5       3.6     148.5   3.7
 Mid-Continent Life Insurance Co.         4         4               Long-term debt              1,842.2      45.7   1,894.4  47.0
 Progress Credit Corporation              3         4               Short-term capital             46.8       1.2     158.3   3.9
                                   --------- ---------                                     ----------------------------------------
   Total                                100       100                 Total                    $4,028.4     100.0  $4,033.0 100.0
                                   ========= =========                                     ========================================


Note: Prior year amounts have been restated to include the 1994 activity for FM Industries to reflect the pooling of interests accounting.
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
Florida Power Corporation
Selected Statistical Data (Unaudited)                                                      Page 7
(In millions, except billing degree days)

                                         Three Months Ended            Twelve Months Ended
                                              March 31,      Percent        March 31,       Percent
                                           1995      1994    Change      1995      1994     Change
                                         -------   -------   -------   -------   -------   -------
Revenues:
  Residential                            $283.7    $267.5      6.1   $1,158.9  $1,109.9      4.4
  Commercial                             109.4      102.5      6.7      490.8     468.5      4.8
  Industrial                              43.1       39.7      8.6      176.5     166.3      6.1
  Other retail sales                      25.3       23.4      8.1      110.2     104.5      5.5
                                      --------   --------            --------  --------
                                         461.5      433.1      6.6    1,936.4   1,849.2      4.7
  Sales for resale                        26.0       30.9    (15.9)     123.8     129.6     (4.5)
                                      --------   --------            --------  --------
                                         487.5      464.0      5.1    2,060.2   1,978.8      4.1
  Other electric revenues                 25.8       12.3    109.8       64.1      58.0     10.5
  Deferred fuel                            2.6        7.2       -       (11.4)     (2.7)      -
                                      --------   --------            --------  --------
      Total                             $515.9     $483.5      6.7   $2,112.9  $2,034.1      3.9
                                      ========   ========            ========  ========
Kilowatt-hour sales billed:
  Residential                          3,320.4    3,237.7      2.6   13,946.1  13,703.5      1.8
  Commercial                           1,770.2    1,723.7      2.7    8,298.6   7,944.3      4.5
  Industrial                             860.5      830.2      3.6    3,609.9   3,429.7      5.3
  Other retail sales                     443.1      426.2      4.0    1,997.0   1,908.5      4.6
                                      --------   --------            -------- ---------
                                       6,394.2    6,217.8      2.8   27,851.6  26,986.0      3.2
  Sales for resale                       442.3      514.8    (14.1)   2,266.9   2,252.5      0.6
                                      --------  ---------           --------- ---------
      Total electric sales             6,836.5    6,732.6      1.5   30,118.5  29,238.5      3.0
                                       =======   ========            ========  ========

System Requirements (KWH)                7,213      6,874      4.9     31,490    30,646      2.8
Retail KWH Sales
  (Billed & Unbilled)                    6,415      6,160      4.1     27,853    27,095      2.8
Billing Degree Days:
  Cooling                                   -          -        -       3,346     3,386     (1.2)
  Heating                                  463        453      2.2        525       627    (16.3)

Note:
Total revenues include billed revenues and unbilled revenues that are accrued for accounting purposes. Statistics for total kilowatt-hour sales include only billed kilowatt-hour sales. Due to the conversion to a new customer service system, the first quarter of 1995 billed kilowatt-hour sales do not include a part of one billing cycle that normally would be part of the billed sales activity. These revenues will be billed during the second quarter of 1995. Because billed revenue is adjusted through an unbilled revenue calculation, earnings were not adversely affected by the timing of the billings. The statistics for system requirements is based on total system generation, so it includes billed and unbilled sales and is a better measure of total sales growth. Beginning in 1995, Florida Power was ordered by state regulators to conduct a three-year test for residential revenue decoupling. Under the plan, abnormal weather variances will no longer impact earnings with respect to residential revenues.
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